SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report (Date of Event Reported): April 28, 1997





                          AGOURON PHARMACEUTICALS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)




            California             0-15609            33-0061928
          --------------         -----------         ------------
 (State or other jurisdiction    (Commission         (IRS Employer
      of incorporation)          File Number)    Identification Number)



       10350 North Torrey Pines Road                                 92037
              La Jolla, California
  ---------------------------------------------------------------------------
 (Address of principal executive offices)                         Zip Code



                                 (619) 622-3000
 ----------------------------------------------------------------------------
           (Registrant's telephone number, including area code)



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Item 5.       Other Events.

              On April 28, 1997, the Registrant signed a definitive agreement to acquire Alanex Corporation, a privately held drug discovery company, for 1,000,000 shares of newly issued Agouron common stock. The transaction is expected to close in approximately thirty (30) days. See the Press Release attached as Exhibit 99.2.

Item 7.       Financial Statements and Exhibits.

              (c) Exhibits.

                  Exhibit Number

                  99.2     Form of Press Release dated April 29, 1997.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   May 2, 1997

                          AGOURON PHARMACEUTICALS, INC.


                                              By  /s/ Peter Johnson
                                                  ----------------------------
                                                  Peter Johnson
                                                  President and
                                                  Chief Executive Officer

EXHIBIT INDEX

        Exhibit No.        Description

            99.2           Form of Press Release dated April 29, 1997.